Exhibit 99.1

CorEnergy CEO to Present at Southwest IDEAS Conference

FOR IMMEDIATE RELEASE

KANSAS CITY, Mo.—November 14, 2016 – CorEnergy Infrastructure Trust Inc. (NYSE: CORR, CORRPrA, “CorEnergy” or “The Company”) today announced that David Schulte, President and Chief Executive Officer will present at the Southwest IDEAS Investor Conference on Wednesday, November 16, 2016 at the InterContinental in Dallas, TX. CorEnergy’s presentation is scheduled to begin at 3:40 PM Central Time. The presentation will be webcast live and may be accessed at the conference website, www.threepartadvisors.com/southwest-ideas, or in the investor relations section of the Company's website: corenergy.reit. A replay of the webcast will also be available on the Company’s website.

About IDEAS Investor Conferences

The mission of the IDEAS Conferences is to provide independent regional venues for quality companies to present their investment merits to an influential audience of investment professionals.  Unlike traditional bank-sponsored events, IDEAS Investor Conferences are “Sponsored BY the Buyside FOR the Buyside” and for the benefit of regional investment communities.  Conference sponsors collectively have more than $200 billion in assets under management and include: Barrow Hanley Mewhinney & Strauss, Aristotle Capital Boston, Granahan Investment Management, Marble Harbor Investment Counsel, Gamco Investors, GRT Capital Partners, LLC, Keeley Asset Management, Hodges Capital Management, Luther King Capital Management, Allianz Global Investors: NFJ Investment Group, Perritt Capital Management, Fidelity Investments, Ironwood Investment Management, Great Lakes Advisors, Ariel Investments, William Harris Investors, Greenbrier Partners Capital Management, LLC, First Wilshire Securities Management, Inc., Constitution Research & Management , Inc.

The IDEAS Investor Conferences are held annually in Boston, Chicago, and Dallas and are produced by Three Part Advisors, LLC.  Additional information about the events can be located at www.IDEASconferences.com.

If interested in attending or learning more about the IDEAS conferences, please contact Joe Noyons, (817) 778 -8424, jnoyons@threepa.com.

About CorEnergy Infrastructure Trust, Inc.

CorEnergy Infrastructure Trust, Inc. (NYSE: CORR, CORRPrA), is a real estate investment trust (REIT) that owns essential midstream and downstream energy assets, such as pipelines, storage terminals, and transmission and distribution assets. We seek long-term contracted revenue from operators of our assets, primarily under triple net participating leases. For more information, please visit corenergy.reit.

Forward-Looking Statements

This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Although CorEnergy believes that the expectations reflected in these forward-looking statements are

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reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in CorEnergy's reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy's Board of Directors and compliance with leverage covenants.

Contact Information:
CorEnergy Infrastructure Trust, Inc.
Investor Relations
Lesley Robertshaw, 877-699-CORR (2677)
info@corenergy.reit